UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21311

Registrant Name:	PIMCO High Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	William G. Galipeau
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	March 31

Date of Reporting Period:	December 31, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

December 31, 2014 (Unaudited)

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 118.4%
BANK LOAN OBLIGATIONS 1.0%
Clear Channel Communications, Inc.
6.919% due 01/30/2019		$7,450	$7,038
Tibco Software, Inc.
6.500% due 11/04/2020		6,018	5,837

Total Bank Loan Obligations (Cost $12,599)			12,875

CORPORATE BONDS & NOTES 41.5%
BANKING & FINANCE 22.8%
AGFC Capital Trust
6.000% due 01/15/2067		27,410	20,420
American International Group, Inc.
6.250% due 03/15/2087 (f)		2,518	2,828
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	9,500	13,116
Barclays Bank PLC
7.625% due 11/21/2022 (f)		$10,700	11,720
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	5,300	6,707
BGC Partners, Inc.
5.375% due 12/09/2019		$10,160	9,989
BPCE S.A.
12.500% due 09/30/2019 (d)(f)		5,000	6,800
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	700	863
6.625% due 09/23/2019 (d)		$10,000	9,710
7.875% due 01/23/2024 (d)		3,850	3,929
Doctors Co.
6.500% due 10/15/2023 (f)		25,000	27,544
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		3,780	3,865
GSPA Monetization Trust
6.422% due 10/09/2029 (f)		8,374	9,569
International Lease Finance Corp.
6.980% due 10/15/2018		18,000	18,570
LBG Capital PLC
7.375% due 03/12/2020 (f)	EUR	1,885	2,435
8.500% due 12/17/2021 (d)		$2,000	2,171
9.000% due 12/15/2019	GBP	284	449
9.125% due 07/15/2020		1,900	2,970
Lloyds Bank PLC
12.000% due 12/16/2024 (d)(f)		$27,700	39,611
Midwest Family Housing LLC
6.631% due 01/01/2051		4,981	4,086
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		7,220	7,220
Nippon Life Insurance Co.
5.100% due 10/16/2044 (f)		2,800	2,937
Novo Banco S.A.
2.625% due 05/08/2017	EUR	400	453
3.875% due 01/21/2015		400	484
4.750% due 01/15/2018		1,000	1,189
5.000% due 04/04/2019		439	526
5.000% due 04/23/2019		1,045	1,223
5.000% due 05/14/2019		792	946
5.000% due 05/21/2019		387	463
5.000% due 05/23/2019		384	458
5.875% due 11/09/2015		3,100	3,793
Rio Oil Finance Trust
6.250% due 07/06/2024 (f)		$28,300	27,100
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		5,300	4,505
6.299% due 05/15/2017		8,900	7,912
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	6,000	6,005
5.717% due 06/16/2021		$10,100	8,838
Towergate Finance PLC
8.500% due 02/15/2018	GBP	8,100	11,305

Tri-Command Military Housing LLC
5.383% due 02/15/2048		$4,714	4,418

			287,127

INDUSTRIALS 12.3%
Anadarko Petroleum Corp.
7.000% due 11/15/2027 (f)		5,700	6,495
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		5,859	5,010
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020		19,100	14,612
11.250% due 06/01/2017		10,700	8,267
Forbes Energy Services Ltd.
9.000% due 06/15/2019		1,977	1,295
Ford Motor Co.
7.700% due 05/15/2097 (f)		16,610	22,073
GTL Trade Finance, Inc.
7.250% due 04/16/2044		4,500	4,309
Gulfport Energy Corp.
7.750% due 11/01/2020		500	491
Hampton Roads PPV LLC
6.621% due 06/15/2053		20,694	20,586
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	300	298
4.500% due 12/06/2016	JPY	10,000	75
Hema Bondco BV
6.250% due 06/15/2019	EUR	700	720
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		$3,030	2,947
Numericable SFR
6.000% due 05/15/2022		1,900	1,913
6.250% due 05/15/2024 (f)		18,900	19,065
Perstorp Holding AB
9.000% due 05/15/2017	EUR	3,200	3,944
Quiksilver, Inc.
7.875% due 08/01/2018 (f)		$2,000	1,770
Russian Railways Via RZD Capital PLC
7.487% due 03/25/2031 (f)	GBP	17,500	23,777
Scientific Games International, Inc.
10.000% due 12/01/2022		$6,500	5,988
Sequa Corp.
7.000% due 12/15/2017		2,123	1,921
UCP, Inc.
8.500% due 10/21/2017		10,300	10,284

			155,840

UTILITIES 6.4%
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034 (f)		3,820	4,146
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,181
Dynegy Finance, Inc.
6.750% due 11/01/2019		1,525	1,554
7.375% due 11/01/2022		1,455	1,482
7.625% due 11/01/2024		210	214
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		10,100	7,423
6.000% due 11/27/2023		8,500	6,800
Illinois Power Generating Co.
7.000% due 04/15/2018		16,800	14,952
7.950% due 06/01/2032		900	792
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030 (f)		15,200	18,861
NRG REMA LLC
9.237% due 07/02/2017		250	267
Rosneft Finance S.A.
6.625% due 03/20/2017		6,200	5,797
7.500% due 07/18/2016		8,900	8,571
7.875% due 03/13/2018		900	834
Telefonica Europe BV
6.500% due 09/18/2018 (d)	EUR	6,000	7,964

			80,838

Total Corporate Bonds & Notes (Cost $502,455)			523,805

MUNICIPAL BONDS & NOTES 15.6%
CALIFORNIA 3.3%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		$2,000	2,391
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		4,200	3,471

Oakland Unified School District/Alameda County, California General Obligation Bonds, (BABs), Series 2009
9.500% due 08/01/2034	15,100	17,887
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025	1,500	1,768
San Diego Redevelopment Agency, California Tax Allocation Bonds, Series 2010
7.625% due 09/01/2030	7,500	8,411
7.750% due 09/01/2040	6,500	7,310
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	305	298

		41,536

DISTRICT OF COLUMBIA 0.8%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035	9,740	10,696

ILLINOIS 4.1%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040	11,000	11,325
7.517% due 01/01/2040	34,805	39,803

		51,128

NEBRASKA 1.7%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	18,500	21,728

NEVADA 0.3%
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	3,900	3,537

NEW JERSEY 0.0%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	700	528

NEW YORK 0.3%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	3,825	3,593

PENNSYLVANIA 3.3%
Northampton County, Pennsylvania General Purpose Authority Revenue Bonds, Series 2013
5.902% due 11/01/2053	5,115	5,869
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	7,000	7,854
6.765% due 06/01/2040	24,880	27,949

		41,672

TEXAS 0.7%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043	7,535	8,590

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	1,375	1,036

WEST VIRGINIA 0.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,775	5,830

WISCONSIN 0.5%
Green Bay Redevelopment Authority, Wisconsin Revenue Bonds, Series 2013
6.150% due 06/01/2043	5,690	6,220

Total Municipal Bonds & Notes (Cost $178,339)		196,094

U.S. GOVERNMENT AGENCIES 28.1%
Fannie Mae
2.500% due 09/25/2027 (a)	50,636	5,019
3.000% due 05/25/2032 (a)	7,890	989
3.500% due 09/25/2027 - 10/25/2041 (a)	37,077	4,801
3.500% due 05/25/2028 (a)(f)	7,353	746
4.000% due 05/25/2020 - 01/25/2043 (a)	17,733	2,622
4.500% due 01/25/2043 - 02/25/2043 (a)	35,345	6,414
5.213% due 12/25/2042	939	918
5.881% due 11/25/2036 (a)	8,016	951
5.981% due 09/25/2042 - 11/25/2042 (a)	12,271	2,516
6.031% due 06/25/2042 - 10/25/2042 (a)	63,847	10,767
6.081% due 08/25/2041 (a)	10,816	1,759
6.381% due 05/25/2042 (a)(f)	18,163	2,734

6.431% due 10/25/2043 (a)(f)	80,449	17,730
6.501% due 10/25/2017 - 01/25/2018 (a)	370,086	29,205
6.511% due 01/25/2037 (a)	13,292	1,782
6.531% due 01/25/2035 (a)	4,320	528
9.661% due 10/25/2041	2,071	2,257
10.000% due 01/25/2034	220	280
15.322% due 05/25/2043	4,747	5,197
15.377% due 03/25/2043	7,234	7,839
15.377% due 05/25/2043 (f)	12,964	13,790
19.937% due 11/25/2043	7,325	8,165
Freddie Mac
2.500% due 07/15/2042 (a)	5,275	644
3.500% due 12/15/2026 (a)	7,373	643
4.000% due 08/15/2020 - 08/15/2042 (a)	6,776	958
4.500% due 10/15/2037 (a)	1,753	199
5.000% due 06/15/2033 (a)	3,187	434
5.839% due 08/15/2042 (a)	2,086	455
5.939% due 07/15/2035 (a)	2,226	309
5.989% due 10/15/2042 (a)	47,190	9,884
6.039% due 09/15/2041 - 02/15/2042 (a)	9,998	1,542
6.339% due 04/15/2042 (a)	63,546	13,826
6.379% due 02/15/2042 (a)	41,225	8,275
6.459% due 11/15/2036 (a)	12,459	1,973
6.489% due 02/15/2041 - 05/15/2041 (a)	40,948	6,126
6.539% due 07/15/2042 (a)	6,090	1,173
6.979% due 08/15/2036 (a)	1,264	251
8.543% due 12/15/2040	11,683	12,173
11.451% due 12/15/2040 - 08/15/2043	19,819	21,005
11.585% due 08/15/2043 - 03/15/2044	31,573	33,305
11.838% due 07/15/2036 (f)	16,726	18,174
12.678% due 05/15/2033	91	99
Freddie Mac Strips
3.000% due 12/15/2042 (a)	91,492	17,494
3.500% due 01/15/2043 (a)	25,223	5,090
Ginnie Mae
3.500% due 01/20/2042 - 03/20/2043 (a)	37,130	4,265
4.000% due 03/20/2042 - 03/20/2043 (a)	46,449	6,234
4.500% due 03/20/2040 - 07/20/2042 (a)	80,316	16,962
5.000% due 09/20/2042 (a)	761	141
5.965% due 10/20/2041 (a)	5,540	928
5.985% due 10/20/2041 (a)	116,062	14,208
6.039% due 10/16/2042 (a)	8,147	1,362
6.085% due 02/20/2042 (a)	28,752	3,717
6.485% due 01/20/2041 (a)	6,705	1,147
6.539% due 05/16/2042 (a)	11,559	2,042
7.215% due 11/20/2036 (a)	3,272	582
11.559% due 02/20/2044	1,987	2,066
11.587% due 01/16/2044	4,098	4,259
11.959% due 12/20/2039	4,404	4,611
13.231% due 12/20/2039	4,297	4,523
13.391% due 12/20/2039	3,537	3,724
19.976% due 12/16/2043	2,726	2,866

Total U.S. Government Agencies (Cost $373,066)		354,678

MORTGAGE-BACKED SECURITIES 20.0%
American Home Mortgage Assets Trust
6.250% due 06/25/2037	1,307	894
Banc of America Alternative Loan Trust
5.431% due 06/25/2046 ^(a)	14,164	2,035
6.000% due 03/25/2036 ^	6,668	5,483
6.000% due 06/25/2046 ^	112	92
6.000% due 07/25/2046 ^	3,557	2,959
Banc of America Funding Trust
6.000% due 07/25/2037 ^	1,048	819
Banc of America Mortgage Trust
2.730% due 02/25/2036 ^	42	36
BCAP LLC Trust
5.041% due 03/26/2037	3,348	1,176
13.500% due 10/26/2036	8,512	6,930
14.369% due 09/26/2036	8,431	7,332
16.773% due 06/26/2036	2,605	738
Bear Stearns Adjustable Rate Mortgage Trust
2.695% due 11/25/2034	234	228
2.955% due 05/25/2047 ^	611	526
Chase Mortgage Finance Trust
2.426% due 12/25/2035 ^	43	39
5.500% due 05/25/2036	13	12
5.628% due 09/25/2036	233	211
Citigroup Mortgage Loan Trust, Inc.
2.685% due 07/25/2037 ^	264	247
2.730% due 07/25/2046 ^	156	136
3.451% due 08/25/2037 ^	1,312	1,134
6.500% due 09/25/2036	4,902	3,630

CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^	886	769
6.000% due 06/25/2037	253	211
Countrywide Alternative Loan Trust
0.340% due 07/25/2046	23,401	22,677
0.420% due 12/25/2035	178	343
2.662% due 02/25/2037 ^	546	485
3.254% due 07/25/2046	1,456	1,232
4.831% due 04/25/2035 (a)	9,533	1,095
4.852% due 07/25/2021 ^	733	719
5.500% due 03/25/2036	493	396
6.000% due 03/25/2036	4,250	3,533
6.000% due 05/25/2036 ^	8,056	6,781
6.000% due 08/25/2036 ^	6,666	6,057
6.000% due 11/25/2036 ^	378	326
6.000% due 02/25/2037 ^	6,109	4,877
6.000% due 02/25/2037	3,066	2,443
6.000% due 03/25/2037 ^	7,484	6,188
6.000% due 05/25/2037 ^	9,823	8,129
6.000% due 02/25/2047	3,326	2,869
6.250% due 12/25/2036 ^	5,052	4,235
6.250% due 08/25/2037 ^	444	371
6.500% due 06/25/2036 ^	1,492	1,213
6.500% due 09/25/2037 ^	8,580	6,990
6.500% due 11/25/2037 ^	11,313	9,614
Countrywide Home Loan Mortgage Pass-Through Trust
2.362% due 09/20/2036 ^	892	780
2.538% due 09/25/2047 ^	101	91
5.181% due 12/25/2036 (a)	6,875	1,075
5.750% due 06/25/2037 ^	2,100	1,935
6.000% due 03/25/2037 ^	2,105	1,913
6.000% due 04/25/2037 ^	521	492
6.000% due 05/25/2037 ^	8,207	7,459
6.000% due 07/25/2037	3,631	3,130
6.250% due 09/25/2036	2,113	1,910
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036	3,653	2,906
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	5,732	3,162
6.500% due 10/25/2021	1,792	1,571
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036	2,279	1,976
First Horizon Alternative Mortgage Securities Trust
6.000% due 05/25/2036 ^	3,225	2,808
GMAC Commercial Mortgage Asset Corp.
6.107% due 08/10/2052	1,983	2,153
HarborView Mortgage Loan Trust
2.536% due 08/19/2036 ^	832	610
4.853% due 08/19/2036 ^	63	58
IndyMac Mortgage Loan Trust
2.835% due 05/25/2037	3,712	2,617
JPMorgan Alternative Loan Trust
2.532% due 03/25/2037 ^	12,346	9,700
JPMorgan Mortgage Trust
2.500% due 01/25/2037	531	481
5.750% due 01/25/2036 ^	569	537
6.451% due 01/25/2037 (a)	32,855	7,297
Merrill Lynch Mortgage-Backed Securities Trust
2.797% due 04/25/2037 ^	201	170
Morgan Stanley Mortgage Loan Trust
6.000% due 10/25/2037 ^	2,790	2,271
Nomura Asset Acceptance Corp.
3.099% due 04/25/2036	7,632	5,433
RBSSP Resecuritization Trust
7.843% due 06/26/2037	7,285	4,233
Residential Accredit Loans, Inc. Trust
6.000% due 04/25/2036 ^	6,702	5,598
6.000% due 06/25/2036 ^	2,802	2,324
6.000% due 12/25/2036 ^	6,750	5,566
6.500% due 07/25/2037	2,499	2,112
Residential Asset Securitization Trust
6.000% due 09/25/2036 ^	1,513	1,015
6.250% due 10/25/2036 ^	883	785
6.250% due 09/25/2037	6,571	4,745
6.500% due 08/25/2036 ^	1,124	785
Residential Funding Mortgage Securities, Inc. Trust
6.250% due 08/25/2036 ^	3,389	3,091
Sequoia Mortgage Trust
2.336% due 01/20/2047 ^	102	89
Structured Adjustable Rate Mortgage Loan Trust
2.699% due 04/25/2047	1,209	963
4.980% due 01/25/2036 ^	317	241
WaMu Mortgage Pass-Through Certificates Trust
1.822% due 01/25/2037 ^	196	168
1.941% due 04/25/2037	167	145
1.957% due 11/25/2036 ^	1,567	1,387

2.017% due 12/25/2036 ^	125	110
2.184% due 02/25/2037 ^	347	291
2.301% due 02/25/2037 ^	376	325
2.623% due 05/25/2037 ^	254	209
Washington Mutual Mortgage Pass-Through Certificates Trust
0.873% due 04/25/2047 ^	80	2
6.000% due 07/25/2036	8,303	6,402
6.000% due 06/25/2037 ^	12,608	11,081
6.500% due 03/25/2036 ^	10,564	7,412
6.511% due 04/25/2037 (a)	17,806	4,735
Wells Fargo Mortgage-Backed Securities Trust
2.506% due 09/25/2036 ^	152	142

Total Mortgage-Backed Securities (Cost $236,310)		252,701

ASSET-BACKED SECURITIES 5.6%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.400% due 01/25/2036	2,791	2,174
Citigroup Mortgage Loan Trust, Inc.
0.270% due 12/25/2036	10,274	6,205
Countrywide Asset-Backed Certificates
5.157% due 07/25/2036	13,700	9,291
GSAA Home Equity Trust
5.772% due 11/25/2036	3,037	1,847
5.800% due 03/25/2037 ^	4,730	2,730
5.917% due 03/25/2037	3,396	1,769
5.983% due 03/25/2037	9,187	5,814
JPMorgan Mortgage Acquisition Trust
4.498% due 01/25/2037 ^	3,766	2,901
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^	1,002	550
5.965% due 09/25/2046	11,278	8,026
6.250% due 07/25/2047 ^	1,986	1,528
People’s Financial Realty Mortgage Securities Trust
0.330% due 09/25/2036	24,589	8,317
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036	10,000	6,493
6.998% due 09/25/2037	8,834	5,780
7.238% due 09/25/2037	7,449	4,873
Residential Funding Home Equity Loan Trust
5.400% due 12/25/2035	3,120	2,202
Washington Mutual Asset-Backed Certificates Trust
0.320% due 05/25/2036	350	242

Total Asset-Backed Securities (Cost $67,201)		70,742

	SHARES
PREFERRED SECURITIES 1.5%
BANKING & FINANCE 1.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)	15,400	18,836

Total Preferred Securities (Cost $18,133)		18,836

SHORT-TERM INSTRUMENTS 5.1%
REPURCHASE AGREEMENTS (e) 1.1%		13,778

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.2%
Fannie Mae
0.081% due 05/01/2015	$1,600	1,600
Freddie Mac
0.071% due 03/25/2015	700	700

		2,300

U.S. TREASURY BILLS 3.8%
0.051% due 03/26/2015 - 05/28/2015 (c)(h)(j)	48,007	48,001

Total Short-Term Instruments (Cost $64,076)		64,079

Total Investments in Securities (Cost $1,452,179)		1,493,810

Total Investments 118.4% (Cost $1,452,179)		$1,493,810
Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(4,244))		(576)
Preferred Shares (23.1%)		(292,000)
Other Assets and Liabilities, net 4.7%		60,517

Net Assets Applicable to Common Shareholders 100.0%		$1,261,751

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

(a)	Interest only security.

(b)	Payment in-kind bond security.

(c)	Coupon represents a weighted average yield to maturity.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

Borrowings and Other Financing Transactions

(e)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.150%	12/31/2014	01/02/2015	$5,500	U.S. Treasury Bonds 3.750% due 11/15/2043	$(5,619)	$5,500	$5,500
RDR	0.100%	12/31/2014	01/02/2015	5,600	U.S. Treasury Notes 1.375% - 2.125% due 05/31/2020 - 06/30/2021	(5,723)	5,600	5,600
SSB	0.000%	12/31/2014	01/02/2015	2,678	Fannie Mae 2.260% due 10/17/2022	(2,733)	2,678	2,678

Total Repurchase Agreements						$(14,075)	$13,778	$13,778

(1)	Includes accrued interest.

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BCY	7.000%	12/29/2014	12/26/2016		$(1,783)	$(1,783)
BRC	1.150%	11/14/2014	01/30/2015	GBP	(16,380)	(25,570)
CFR	0.800%	10/30/2014	01/28/2015	EUR	(1,671)	(2,025)
MSC	0.500%	11/20/2014	02/20/2015		$(11,349)	(11,356)
	0.550%	10/02/2014	01/05/2015		(33,850)	(33,897)
	0.550%	11/25/2014	02/25/2015		(6,499)	(6,503)
	0.600%	01/05/2015	04/06/2015		(33,862)	(33,862)
RDR	0.590%	11/07/2014	02/03/2015		(43,624)	(43,664)
UBS	0.350%	12/09/2014	01/09/2015		(19,093)	(19,097)
	0.500%	10/01/2014	01/05/2015		(8,287)	(8,298)
	0.500%	10/27/2014	01/05/2015		(8,710)	(8,718)
	0.500%	11/06/2014	02/06/2015		(26,522)	(26,543)
	0.550%	12/01/2014	02/02/2015		(11,839)	(11,845)
	0.600%	10/03/2014	01/05/2015		(9,661)	(9,676)
	0.650%	10/03/2014	01/05/2015		(12,038)	(12,058)
	0.750%	10/03/2014	01/05/2015		(11,380)	(11,401)

Total Reverse Repurchase Agreements						$(266,296)

(2)	The average amount of borrowings while outstanding during the period ended December 31, 2014 was $363,181 at a weighted average interest rate of 0.499%.

(f)	Securities with an aggregate market value of $287,850 and cash of $3,008 have been pledged as collateral under the terms of master agreements as of December 31, 2014.

(g)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Interest Rate Swaps

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$164,700	$2,452	$(11)	$103	$0
Pay	3-Month USD-LIBOR	2.250%	12/17/2019	276,600	6,645	(269)	220	0
Receive	3-Month USD-LIBOR	3.750%	09/17/2043	658,100	(128,931)	(81,429)	0	(974)
Pay	3-Month USD-LIBOR	3.500%	06/19/2044	700,000	119,873	130,534	1,087	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045	330,200	(34,603)	(1,939)	0	(471)

					$(34,564)	$46,886	$1,410	$(1,445)

Total Swap Agreements					$(34,564)	$46,886	$1,410	$(1,445)

(h)	Securities with an aggregate market value of $30,064 and cash of $855 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2014.

(i)	Financial Derivative Instruments: Over the Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	01/2015		$14,383	GBP	9,204	$0	$(38)
	02/2015	GBP	8,942		$13,970	36	0
	06/2015	EUR	1,300		1,768	192	0
	06/2015		$209	EUR	160	0	(15)
	06/2016	EUR	3,698		$5,063	535	0
	06/2016		$216	EUR	160	0	(20)
BPS	01/2015	BRL	2,290		$862	1	0
	01/2015		$881	BRL	2,290	0	(20)
	06/2015	EUR	594		$806	86	0
BRC	01/2015		$1,168	GBP	746	0	(6)
	06/2015	EUR	747		$1,015	110	0
	06/2015		$330	EUR	250	0	(27)
	06/2016	EUR	692		$952	104	0
CBK	01/2015		$11,150	EUR	9,097	0	(141)
	02/2015	EUR	9,097		$11,152	141	0
	06/2015		639		874	99	0
	06/2015		$66	EUR	50	0	(5)
DUB	01/2015	BRL	5,484		$2,142	79	0
	01/2015	JPY	11,737		100	2	0
	01/2015		$2,065	BRL	5,484	0	(2)
	02/2015		2,879		7,614	0	(37)
	06/2015		990	EUR	761	0	(67)
	02/2016	EUR	6,750		$9,083	863	0
	06/2016		386		529	56	0
FBF	01/2015	BRL	3,194		1,202	1	0
	01/2015	GBP	4,301		6,751	48	0
	01/2015		$1,234	BRL	3,194	0	(33)
	04/2015	EUR	14,231		$19,294	2,057	0
	06/2015		1,080		1,466	157	0
	07/2015	BRL	3,194		1,170	27	0
GLM	01/2015	GBP	6,816		10,676	53	0
	01/2015		$385	EUR	309	0	(12)
	01/2015		1,837	GBP	1,167	0	(18)
	06/2015		1,448	EUR	1,089	0	(128)
HUS	01/2015	BRL	1,838		$692	1	0
	01/2015		$681	BRL	1,838	10	0
	01/2015		1,236	EUR	993	0	(35)
JPM	01/2015	EUR	10,399		$12,897	313	0
MSB	01/2015	BRL	1,838		692	0	0
	01/2015		$692	BRL	1,838	0	(1)
	02/2015		686		1,838	0	0
	06/2015	EUR	904		$1,239	144	0
	06/2016		971		1,335	147	0
NAB	06/2015		755		1,027	112	0
	06/2016		2,113		2,901	314	0
	07/2016		268		364	35	0
UAG	06/2015		$589	EUR	447	0	(47)

Total Forward Foreign Currency Contracts						$5,723	$(652)

Swap Agreements:

Credit Default Swaps On Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2014 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Novo Banco S.A.	5.000%	12/20/2019	3.913%	EUR	500	$(8)	$37	$29	$0
	Petrobras International Finance Co.	1.000%	12/20/2024	4.452%		$1,700	(332)	(80)	0	(412)
BRC	Novo Banco S.A.	5.000%	12/20/2019	3.913%	EUR	1,400	(22)	102	80	0
FBF	Abengoa S.A.	5.000%	12/20/2019	12.449%		3,600	(772)	(221)	0	(993)
GST	Petrobras International Finance Co.	1.000%	12/20/2024	4.452%		$2,200	(437)	(97)	0	(534)
HUS	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		1,300	(107)	(79)	0	(186)
	Petrobras International Finance Co.	1.000%	12/20/2024	4.452%		2,800	(581)	(97)	0	(678)
MYC	Petrobras International Finance Co.	1.000%	12/20/2019	4.408%		13,700	(1,268)	(695)	0	(1,963)

							$(3,527)	$(1,130)	$109	$(4,766)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.200%	01/14/2020		$263,500	$(319)	$1,760	$1,441	$0
CBK	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	135,800	(130)	(645)	0	(774)
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		180,900	(268)	(1,354)	0	(1,622)

							$(717)	$(239)	$1,441	$(2,396)

Total Swap Agreements							$(4,244)	$(1,369)	$1,550	$(7,162)

(j)	Securities with an aggregate market value of $6,383 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2014.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of December 31, 2014 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2014
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,875	$0	$12,875
Corporate Bonds & Notes
Banking & Finance	0	254,902	32,225	287,127
Industrials	0	100,796	55,044	155,840
Utilities	0	76,692	4,146	80,838
Municipal Bonds & Notes
California	0	41,536	0	41,536
District of Columbia	0	10,696	0	10,696
Illinois	0	51,128	0	51,128
Nebraska	0	21,728	0	21,728
Nevada	0	3,537	0	3,537
New Jersey	0	528	0	528
New York	0	3,593	0	3,593
Pennsylvania	0	41,672	0	41,672
Texas	0	8,590	0	8,590
Virginia	0	1,036	0	1,036
West Virginia	0	5,830	0	5,830
Wisconsin	0	6,220	0	6,220
U.S. Government Agencies	0	344,516	10,162	354,678
Mortgage-Backed Securities	0	250,548	2,153	252,701
Asset-Backed Securities	0	70,742	0	70,742
Preferred Securities Banking & Finance	0	18,836	0	18,836
Short-Term Instruments
Repurchase Agreements	0	13,778	0	13,778
Short-Term Notes	0	2,300	0	2,300
U.S. Treasury Bills	0	48,001	0	48,001

Total Investments	$0	$1,390,080	$103,730	$1,493,810

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,410	0	1,410
Over the counter	0	7,273	0	7,273
	$0	$8,683	$0	$8,683

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,445)	0	(1,445)
Over the counter	0	(7,814)	0	(7,814)

	$0	$(9,259)	$0	$(9,259)

Totals	$0	$1,389,504	$103,730	$1,493,234

There were no significant transfers between Level 1 and 2 during the period ended December 31, 2014.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2014:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2014	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2014 (1)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$30,441	$0	$(144)	$547	$5	$1,376	$0	$0	$32,225	$1,381
Industrials	17,846	35,522	(200)	133	31	1,712	0	0	55,044	1,713
Utilities	339	0	(87)	(1)	(2)	18	4,146	(267)	4,146	0
U.S. Government Agencies	11,236	0	(3,898)	(1)	(49)	125	10,162	(7,413)	10,162	0
Mortgage-Backed Securities	0	2,084	(6)	(1)	0	76	0	0	2,153	76

Totals	$59,862	$37,606	$(4,335)	$677	$(15)	$3,307	$14,308	$(7,680)	$103,730	$3,170

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2014	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$32,225	Benchmark Pricing	Base Price	82.07 - 114.13
Industrials	53,749	Benchmark Pricing	Base Price	76.38 - 100.00
	1,295	Indicative Market Quotation	Broker Quote	65.50
Utilities	4,146	Third Party Vendor	Broker Quote	108.53
U.S. Government Agencies	10,162	Third Party Vendor	Broker Quote	8.27
Mortgage-Backed Securities	2,153	Benchmark Pricing	Base Price	108.50

Total	$103,730

(1)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2014 may be due to an investment no longer held or categorized as level 3 at period end.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally
4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Fund. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Fund’s valuation policies, determine in good faith the fair value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the investment manager (the “Manager”). The Board has delegated responsibility for applying the valuation methods to the Manager. The Manager monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair value, as determined in good faith by the Board, its Valuation Committee, or the Manager pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager, PIMCO, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Manager monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Manager determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, and 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of December 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2011-2013, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of December 31, 2014, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ Appreciation (1)
$1,452,179	$93,608	$(51,977)	$41,631

(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are typically attributable to wash sale loss deferrals, straddle loss deferrals, swap contracts, sale-buyback transactions, and accelerated recognition of unrealized gain on certain futures and forward contracts for federal income tax purposes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
CFR	Credit Suisse Securities (Europe) Ltd.	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro	JPY	Japanese Yen

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ALT	Alternate Loan Trust	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate

Item 2. Controls and Procedures

(a) The registrant’s President, Principal Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Peter G. Strelow
Peter G. Strelow President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow, President, Principal Executive Officer

Date: February 27, 2015

By:	/s/ William G. Galipeau
William G. Galipeau, Treasurer, Principal Financial & Accounting Officer

Date: February 27, 2015